                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 22, 2007
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                               THE LGL GROUP, INC.
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               (Exact Name of Registrant as specified in Charter)

          Indiana                     1-106                   38-1799862
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(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

    140 Greenwich Avenue, 4th Floor, Greenwich, CT               06830
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (203) 622-1150
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         (Former name or former address, if changed since last report.)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

 |_|  Written  communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

 |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

 |_|  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
      Exchange Act (17 CFR 240.14d-2(b))

 |_|  Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under  the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      Effective  on May  22,  2007,  the  Registrant  entered  into  an  amended definitive  agreement with Olivotto Glass  Technologies  S.P.A.  ("Olivotto") to sell  all of the  assets  of the  Registrant's  wholly-owned  subsidiary,  Lynch
Systems,  Inc.,  other  than its  plant and  office.  The terms of the sale were previously  reported in the  Registrant's  Current Report on Form 8-K filed with the Securities and Exchange  Commission on May 21, 2007 and in the press release filed as Exhibit 99.1 thereto.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      Exhibit No.       Exhibits
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      10.1              Asset  Purchase  Agreement  dated  May  17,  2007 by and
                        between   Lynch   Systems,   Inc.  and  Olivotto   Glass
                        Technologies, S.P.A.

      10.2              First  Amendment to Asset Purchase  Agreement  dated May
                        22, 2007 by and between Lynch Systems, Inc. and Olivotto
                        Glass Technologies, S.P.A.

                                    SIGNATURE

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Registrant  has duly caused this Current  Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

May 25, 2007

                                    THE LGL GROUP, INC.

                                    By: /s/ Jeremiah Healy
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                                        Name: Jeremiah Healy
                                        Title: Chief Executive Officer

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